                          TRUST FOR FEDERAL SECURITIES
                               POWER OF ATTORNEY



          I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on February 9, 1998.


                           /s/ G. Nicholas Beckwith, III
                           ------------------------------------
                           G. Nicholas Beckwith, III

                          TRUST FOR FEDERAL SECURITIES
                               POWER OF ATTORNEY



          I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on February 7, 1998.


                           /s/ Philip E. Coldwell
                           ---------------------------------
                           Philip E. Coldwell



/*/  With the understanding that all amendments will be sent to me in advance.

                          TRUST FOR FEDERAL SECURITIES
                               POWER OF ATTORNEY



          I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on February 5, 1998.


                           /s/ Jerrold B. Harris
                           ----------------------------------------
                           Jerrold B. Harris

                          TRUST FOR FEDERAL SECURITIES
                               POWER OF ATTORNEY



          I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on February 10, 1998.


                           /s/ Rodney D. Johnson
                           ---------------------
                           Rodney D. Johnson

                          TRUST FOR FEDERAL SECURITIES
                               POWER OF ATTORNEY



          I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on February 10, 1998.


                           /s/ Robert R. Fortune
                           ---------------------------------------
                           Robert R. Fortune

                          TRUST FOR FEDERAL SECURITIES
                               POWER OF ATTORNEY



          I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on February 8, 1998.


                           /s/ G. Willing Pepper
                           ---------------------------------------
                           G. Willing Pepper